                               POWER OF ATTORNEY


     Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE C. GAVIN his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1995, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, we have signed these presents this 20th day of March, 1996.

    Stanley T. Skinner                              Rebecca Q. Morgan
_______________________________                 ______________________________

    Robert D. Glynn, Jr.                            C. Lee Cox
_______________________________                 ______________________________

    Richard A. Clarke                               Alan Seelenfreund
_______________________________                 ______________________________

    H.M. Conger                                     Samuel T. Reeves
_______________________________                 ______________________________

    Mary S. Metz                                    Carl E. Reichardt
_______________________________                 ______________________________

    John C. Sawhill                                 Barry Larson Williams
_______________________________                 ______________________________

    William S. Davila                               Richard B. Madden
_______________________________                 ______________________________

    David M. Lawrence
_______________________________

                               POWER OF ATTORNEY


          STANLEY T. SKINNER, the undersigned, Chairman of the Board and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1995, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 20th day of March, 1996.


                                                       STANLEY T. SKINNER
                                                ____________________________
                                                       STANLEY T. SKINNER

                               POWER OF ATTORNEY


          GORDON R. SMITH, the undersigned, Senior Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, ERIC MONTIZAMBERT, KATHLEEN RUEGER, GARY P. ENCINAS or JULIE C. GAVIN his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacities as Senior Vice President and Chief Financial Officer (principal financial officer) and principal accounting officer of said corporation the Form 10-K Annual Report for the year ended December 31, 1995, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 20th day of March, 1996.

                                                        GORDON R. SMITH
                                                ______________________________
                                                        GORDON R. SMITH